united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Jen Farrell, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 5/31

Date of reporting period: 11/30/20

Item 1. Reports to Stockholders.

STERLING CAPITAL FOCUS EQUITY ETF
LCG

Semi-Annual Report
November 30, 2020

1-888-637-7798
www.sterlingcapital.com/etf

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Sterling Capital Focus Equity ETF. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors LLC
Member FINRA

Investment Strategy

The Focus Equity ETF seeks to outperform the Russell 1000 Growth Index with a concentrated portfolio consisting of 15 to 30 stocks. We utilize a bottom-up fundamental investment process to select stocks in companies that, in our view, demonstrate potential for business durability by way of sustainable competitive advantages, visible reinvestment opportunities, and have experienced, talented management teams. We also seek to assemble a portfolio of holdings that in aggregate offer the potential for consistent revenue and free cash flow growth, high profitability, strong balance sheets and attractive valuations.

Period Performance

The Focus Equity ETF strategy returned +2.3% net of fees in the fiscal second quarter ending 11/30/2020, which compared favorably to the Russell 1000 Growth Index return of +1.5%. Of note, we highlight strong relative performance from our positioning in the Healthcare, Industrial, and Financials sectors, partially offset by negative attribution from our positioning in the Technology sector in the quarter.

More specific, our position in HEICO Corporation rose approximately +23.9% in the quarter and contributed to relative performance; we cite improving sentiment around the company’s material exposure to aftermarket aerospace parts driven by the development of COVID-19 vaccines that are perceived to benefit air travel over time. Also, IDEXX Laboratories rose approximately +17.9% in the period, which positively contributed to relative performance. Here we cite IDEXX’s accelerating revenue growth in the first three quarters of 2020 over the prior year, as the company benefits from an expansion in the breadth of its animal health testing equipment products and services and an increase in utilization of diagnostic testing from companion pet owners. Other positive contributors included Brookfield Asset Management, Kinsale Capital, and CoStar.

Mastercard declined approximately -5.9% and detracted from relative results in the quarter. While the pace of recovery in the company’s purchase volumes reported in its most recently quarterly results likely disappointed short-term expectations, we believe the accelerated adoption of ecommerce and cards, versus the use of cash, throughout the COVID-19 pandemic has actually strengthened Mastercard’s long-term positioning. Other detractors in the quarter included Moody’s, S&P, Apollo, and Guidewire.

Inception to Date Performance

From the period beginning on the Focus Equity ETF inception date of 8/26/2020 through 11/30/2020 (which includes four incremental trading days beyond the quarterly period discussed above), the Focus Equity ETF strategy returned +3.2% net of fees versus a +2.5% return for the Russell 1000 Growth Index over the comparable period. Our Healthcare, Industrial, and Financial sector exposures contributed positively to portfolio results, offset by relative detraction from our Technology sector holdings. The top five relative contributors to portfolio performance over the period were: HEICO, IDEXX, Brookfield Asset Management, Kinsale Capital, and Amazon; the top five relative detractors were Mastercard, Moody’s, Adobe, S&P, and Apollo.

Investment Changes

We invested in shares of Twilio in November. The company is a leader in the ‘communications platform as a service’ (CPaaS) market, which has become more strategic for businesses of all sizes (enterprise down through small and medium sized business, or SMB). Led by CEO Jeff Lawson, the company began its post-IPO (2016) run as a key underlying technology provider to popular services like WhatsApp and Uber. More recently, Twilio has broadened its offering to cross several vertical markets while providing more functionality (like email). We believe the direct served addressable market for Twilio’s services to conservatively be in the $10 billion range today, with the potential to double in five years, by our estimate. Moreover, the “unified communications as a service” (UCaaS) market, which is tangential but similar to Twilio’s end market today is much larger at $50 billion, by our estimate. We believe Twilio enjoys a large developer community, and solid R&D budget, which helps its innovation and growth. The management team recently guided to +30% revenue growth, or above market, in the medium term as they attack the opportunity ahead.

To make room for Twilio we sold our shares in Guidewire in the quarter. In the Focus ETF strategy, recall we will sell a stock if we perceive the reward for owning the security no longer outpaces the perceived risk, if we need to make room for a perceived better position, or there is a change in the position’s initial thesis. In the case of Guidewire specifically, on a relative basis, we simply perceive Twilio to be the more attractive investment opportunity at this time.

Manager Discussion

We think it is helpful to highlight our focus on management and incentive alignment in our evaluation of investment opportunities. We pay particular attention to insider ownership, particularly in founder/operator scenarios, as we believe ownership plays in driving incentives, company performance, and ultimately alignment with Focus ETF shareholders.

Our recent literature review helps inform our stance here:

“Founder-CEO firms not only have higher valuation but also better stock market performance, and…they make different investment decisions.”

– Journal of Financial and Quantitative Analysis.1

“Companies with higher average three-year [total shareholder return] have CEOs who have more…ownership.”

– Harvard Law School Forum on Corporate Governance.2

“We find that firms with high managerial ownership deliver higher stock market returns than firms with low managerial ownership. Furthermore, owner CEOs are value increasing: they reduce empire building and run their firms more efficiently.”

– Journal of Finance, forthcoming.3

For Focus Equity, this emphasis is present throughout the strategy. As of September 30, 2020, approximately 59% of our holdings (13 of 22 total) had a founder as CEO or board member. Even when we include the other nine that did not – and look at all 22 companies together – non-founder and founder CEOs across Focus Equity had median beneficial ownership of over $400 million of company stock. We think such significant ownership, when we carefully and deliberately include it in Focus Equity, helps strengthen alignment of their incentives with our own – to potentially drive performance. We also hold a mirror to ourselves in order to reflect this same standard, and all members of your management team are owners of the strategy. Put simply, our interests are aligned with our investors.

Once again, our posture is informed by data. A study4 combing manager ownership data showed the majority of all managers had no ownership stake. This is unfortunate, since the director of manager research at Morningstar, after completing an industry-wide study6 that benchmarked performance versus ownership, stated “in domestic equity and international equity, we saw very strong predictive power” from manager ownership. Concisely put, Morningstar’s results showed the more money managers invested in their own strategy, the higher likelihood of performance success.

We therefore believe it is appropriate to cement our investor alignment via layering an ownership theme across not just portfolio companies of, but also our own investment in, Focus Equity.

Thanks for your trust and investment in us.

Lead Portfolio Manager, Colin Ducharme

Associate Portfolio Manager, Jeremy Lopez

Sources:

[1]	“Founder-CEOs, Investment Decisions, and Stock Market Performance,” The Journal of Financial and Quantitative Analysis, April 2009. https://www.jstor.org/stable/40505931?seq=1

[2]	“The Effects of CEO Ownership on Total Shareholder Return,” Harvard Law School Forum on Corporate Governance, November 2018. https://corpgov.law.harvard.edu/2018/11/23/the-effects-of-ceo-ownership-on-total-shareholder-return/

[3]	“CEO Ownership and Stock Market Performance, and Managerial Discretion,” Journal of Finance, forthcoming, May 2013. https://papers.ssrn.com/sol3/papers.cfm?abstract_id=1343179

[4]	“Portfolio Manager Ownership and Fund Performance,” ECGI Working Paper Series in Finance, August 2006. https://ecgi.global/working-paper/portfolio-manager-ownership-and-fund-performance

[5]	“Portfolio managers shun investing in own funds,” Financial Times, September 2016. https://www.ft.com/content/2c910bce-7105-11e6-9ac1-1055824ca907

[6]	“Does Manager Ownership Lead to Better Fund Performance?” Morningstar, February 2015. https://www.morningstar.com/articles/680232/does-manager-ownership-lead-to-better-fund-performance

4235-NLD-2/3/2021

Sterling Capital Focus Equity ETF
PORTFOLIO REVIEW(Unaudited)
November 30, 2020

The Fund’s performance figures* for the periods ended November 30, 2020, compared to its benchmark:

		Average Annual
		Since Inception** -
Fund/Index	3 Months	November 30, 2020
Sterling Capital Focus Equity ETF	2.26%	3.24%
Sterling Capital Focus Equity ETF - Market Price	2.42%	3.16%
Russell 1000 Growth Total Return ***	1.48%	2.51%

Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index returns do not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Beginning November 2, 2020, market price returns are calculated using the closing price and account for distributions from the Fund. Prior to November 2, 2020, market price returns were calculated using the midpoint price and accounted for distributions from the Fund. The midpoint is the average of the bid-ask prices at 4:00 PM ET (when NAV is normally determined for most funds). The total operating expense ratio, as stated in the fee table in the Fund’s Prospectus dated August 21, 2020, is 0.59%. For performance information current to the most recent month-end table, please call 1-888-637-7798. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND ARE NOT PREDICTIVE OF FUTURE RESULTS.

*	Performance data quoted is historical.

**	Inception date is August 26, 2020.

***	The Russell 1000 Growth Total Return measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher foreasted growth values. You cannot invest directly in an index.

Portfolio Composition as of November 30, 2020

Sectors	% of Net Assets
Capital Markets	19.7%
IT Services	19.0%
Software	17.4%
Professional Services	9.0%
Health Care Equipment & Supplies	6.8%
Aerospace & Defense	5.7%
Interactive Media & Services	4.7%
Internet & Catalog Retail	4.0%
Road & Rail	4.0%
Insurance	3.9%
Health Care Technology	3.7%
Diversified Financial Services	1.6%
Other Assets Less Liabilities	0.5%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed listing of the Fund’s holdings.

Sterling Capital Focus Equity ETF
PORTFOLIO OF INVESTMENTS (Unaudited)
November 30, 2020

Shares		Fair Value
	COMMON STOCK - 99.5%
	AEROSPACE & DEFENSE - 5.7%
8,016	HEICO Corp. - Class A	$887,772

	CAPITAL MARKETS - 19.7%
9,936	Apollo Global Management, Inc.	433,408
15,768	Brookfield Asset Management, Inc.	638,447
4,248	Moody’s Corp.	1,199,380
2,205	S&P Global, Inc.	775,675
		3,046,910
	DIVERSIFIED FINANCIAL SERVICES - 1.6%
600	MSCI, Inc.	245,652

	HEALTH CARE EQUIPMENT & SUPPLIES - 6.8%
2,280	IDEXX Laboratories, Inc. *	1,051,034

	HEALTH CARE TECHNOLOGY - 3.7%
2,089	Veeva Systems, Inc. - Class A*	578,381

	INSURANCE - 3.9%
2,545	Kinsale Capital Group, Inc.	611,207

	INTERACTIVE MEDIA & SERVICES - 4.7%
416	Alphabet, Inc. *	732,468

	INTERNET & CATALOG RETAIL - 4.0%
193	Amazon.com, Inc. *	611,432

	IT SERVICES - 19.0%
1,968	Okta, Inc. *	482,239
3,984	Mastercard, Inc. - Class A	1,340,656
1,642	Twilio, Inc. - Class A*	525,588
2,808	Visa, Inc.	590,663
		2,939,146
	PROFESSIONAL SERVICES - 9.0%
1,128	CoStar Group, Inc. *	1,027,123
1,824	Verisk Analytics, Inc.	361,717
		1,388,840
	ROAD & RAIL - 4.0%
3,048	Old Dominion Freight Line, Inc.	619,841

	SOFTWARE - 17.4%
1,200	Adobe, Inc. *	574,164
1,393	Coupa Software, Inc. *	458,172
5,904	Microsoft Corp.	1,263,869
1,800	Workday, Inc. - Class A*	404,622
		2,700,827

	TOTAL COMMON STOCK (Cost - $14,504,648)	15,413,510

	TOTAL INVESTMENTS - 99.5% (Cost - $14,504,648)	$15,413,510
	OTHER ASSETS LESS LIABILITIES - NET - 0.5%	73,256
	NET ASSETS - 100.0%	$15,486,775

*	Non-income producing security.

See accompanying notes to financial statements.

Sterling Capital Focus Equity ETF
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
November 30, 2020

ASSETS
Investment securities:
Securities at Cost	$14,504,648
Securities at Value	$15,413,510
Cash	102,891
Dividends and interest receivable	9,490
TOTAL ASSETS	15,525,891

LIABILITIES
Payable for Fund shares repurchased	4,023
Investment advisory fees payable	13,281
Accrued expenses and other liabilities	21,812
TOTAL LIABILITIES	39,116
NET ASSETS	$15,486,775

Net Assets Consist of:
Paid in capital	$14,633,040
Accumulated earnings	853,735
NET ASSETS	$15,486,775

Net Asset Value Per Share:
Net Assets	$15,486,775
Shares of beneficial interest outstanding (a)	600,000
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$25.81

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Sterling Capital Focus Equity ETF
STATEMENT OF OPERATIONS (Unaudited)
For the Period Ended November 30, 2020*

INVESTMENT INCOME
Dividends (net of $335 foreign withholding taxes)	$15,352

EXPENSES
Investment advisory fees	13,281

NET INVESTMENT INCOME	2,071

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investments	(57,198)
Net change in unrealized appreciation on investments	908,862

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	851,664

NET INCREASE IN NET ASSETS FROM OPERATIONS	$853,735

*	Sterling Capital Focus Equity ETF commenced operations on August 26, 2020.

See accompanying notes to financial statements.

Sterling Capital Focus Equity ETF
STATEMENTS OF CHANGES IN NET ASSETS

For the
Period Ended
November 30, 2020*
(Unaudited)
FROM OPERATIONS:
Net investment income	$2,071
Net realized loss from investments	(57,198)
Net change in unrealized appreciation on investments	908,862
Net increase in net assets resulting from operations	853,735

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold	15,276,307
Payments for shares redeemed	(643,267)
Net increase in net assets from shares of beneficial interest	14,633,040

TOTAL INCREASE IN NET ASSETS	15,486,775

NET ASSETS:
Beginning of Period	—
End of Period	$15,486,775

SHARE ACTIVITY
Shares Sold	625,000
Shares Redeemed	(25,000)
Net increase in shares of beneficial interest outstanding	600,000

*	Sterling Capital Focus Equity ETF commenced operations on August 26, 2020.

See accompanying notes to financial statements.

Sterling Capital Focus Equity ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period Presented

For the
Period Ended
November 30, 2020 *
(Unaudited)
Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income (1)	0.01
Net realized and unrealized gain on investments	15.80
Total from investment operations	15.81
Net asset value, end of period	$25.81
Market price, end of period	$25.79
Total return (2,3)	3.24%
Net assets, end of period (000s)	$15,487
Ratio of gross expenses to average net assets (4)	0.59%
Ratio of net expenses to average net assets (4)	0.59%
Ratio of net investment income to average net assets (4)	0.09%
Portfolio Turnover Rate (2,5)	13%

*	The Sterling Capital Focus Equity ETF commenced operations on August 26, 2020.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Not annualized.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of all dividends and distributions, if any.

(4)	Annualized.

(5)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units. (Note 5)

See accompanying notes to financial statements.

STERLING CAPITAL FOCUS EQUITY ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited)
November 30, 2020

1.	ORGANIZATION

The Sterling Capital Focus Equity ETF (the “Fund”) is a non-diversified series of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is long-term capital appreciation. The Fund commenced operations on August 26, 2020.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies including FASB Accounting Standards Update (“ASU”) 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost which approximates fair value. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Securities traded on a foreign exchange which has not closed by the valuation time or for which the official closing prices are not available at the time the net asset value per share (“NAV”) is determined may use alternative market prices provided by a pricing service.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Mutual funds are valued at their respective NAV as reported by such investment companies. Exchange-traded funds (“ETFs”) are valued at the last reported sale price or official closing price. Mutual funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the NAV. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from

STERLING CAPITAL FOCUS EQUITY ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
November 30, 2020

each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist from a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

Fair Valuation Process. As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for

STERLING CAPITAL FOCUS EQUITY ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
November 30, 2020

disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2020 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$15,413,510	$—	$—	$15,413,510
Total	$15,413,510	$—	$—	$15,413,510

The Fund did not hold any Level 3 securities during the period.

*	Please refer to the Portfolio of Investments for industry classifications.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using effective yield method. Dividend income and expense are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends and foreign capital gain taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP and are recorded on the ex-dividend date. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. During the period ended November 30, 2020, the Fund did not incur any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made

STERLING CAPITAL FOCUS EQUITY ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
November 30, 2020

against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the period ended November 30, 2020, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, amounted to $15,631,701 and $1,069,855, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Sterling Capital Management LLC, (the “Adviser”) serves as the Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, oversees the daily operations of the Fund, manages the Fund’s portfolio and supervises the performance of administrative and professional services provided by others. The Adviser pays all operating expenses of the Fund, except for the fee payments under the Advisory Agreement, brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto, and authorized expenses pursuant to Rule 12b-1 under the 1940 Act. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.59% of the Fund’s average daily net assets. For the period ended November 30, 2020, the Fund incurred $13,281 in advisory fees.

Northern Lights Distributors, LLC (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund. The Trust, with respect to the Fund, has adopted the Trust’s ETF Distribution Plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”), which allows the Fund to pay the Fund’s distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of the Fund’s average daily net assets. No distribution or service fees are currently paid by the Fund and will not be paid by the Fund unless authorized by the Board of Trustees. There are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

The Advisor’s unitary management fee is designed to pay the Funds’ expenses and to compensate the Advisor for providing services for the Funds. Out of the unitary management fee, the Advisor pays substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services and Independent Trustees’ fees, but not payments under the Funds’ 12b-1 plan, brokerage fees and commissions, taxes, borrowing costs (such as dividend expense on securities sold short and interest), fees and expenses of other investment companies in which the Funds may invest, and extraordinary or non-recurring expenses (including litigation to which the Trust or the Funds may be a party and indemnification of the Trustees and officers with respect thereto). The Advisor, and not the Funds’ shareholders, would benefit from any reduction in fees paid for third-party services, including reductions based on increases in net assets.

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund as shown in the Statement of Operations. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund which are included in the compliance officer fees in the Statement of Operations.

STERLING CAPITAL FOCUS EQUITY ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
November 30, 2020

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund which are included in the shareholder reporting expenses in the Statement of Operations.

Each Trustee who is not affiliated with the Trust or an adviser receives quarterly fees. For the period ended November 30, 2020, the Trustees received fees in the amount of $3,165, with respect to the Fund, paid by the Adviser.

5.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 shares. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund generally imposes transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Funds in effecting trades, which is payable to the custodian (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statements of Changes in Net Assets.

The Transaction Fees for the Fund are listed in the table below:

Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
$250	2.00%

*	As a percentage of the amount invested.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION - TAX BASIS

At November 30, 2020, the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, are as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$14,504,648	$914,421	$(5,559)	$908,862

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

STERLING CAPITAL FOCUS EQUITY ETF
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)
November 30, 2020

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended November 30, 2020 the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

STERLING CAPITAL FOCUS EQUITY ETF
EXPENSE EXAMPLE(Unaudited)
November 30, 2020

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 26, 2020 (commencement of the Fund’s operations) to November 30, 2020 (the “period”).

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Annualized	Expenses Paid
	Account Value	Value	Expense	During Period
	8/26/20	11/30/20	Ratio	8/26/20-11/30/20
Actual*
	$1,000.00	$ 1,032.40	0.59%	$ 1.59
Hypothetical**
(5% return before expenses)
	$1,000.00	$ 1,022.11	0.59%	$ 2.99

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (97), divided by the number of days in the fiscal year (365).

**	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183), divided by the number of days in the fiscal year (365).

STERLING CAPITAL FOCUS EQUITY ETF
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2020

Approval of the Investment Advisory Agreement with Sterling Capital Management with respect to Sterling Capital Focus Equity ETF

In connection with the Meeting of the Board of Trustees (the “Trustees”) of Northern Lights Fund Trust IV (the “Trust”), held on July 14, 2020 – July 15, 2020, the Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the approval of an investment advisory agreement (the “Sterling Capital Advisory Agreement”) between Sterling Capital Management. (“Sterling Capital”) and the Trust, with respect to Sterling Capital Focus Equity ETF (the “Fund”). The Trustees reviewed and discussed the materials that were provided by Sterling Capital in advance of the Meeting and deliberated on the approval of the Sterling Capital Advisory Agreement. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sterling Capital Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Sterling Capital Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Sterling Capital had approximately $56.1 billion in assets under management and had been in operation since 1970. The Board noted Sterling Capital’s use of fundamental research and quantitative screening, due diligence in determining security selection and noted the portfolio managers’ investment experience and dedication to the strategy. The Board noted Sterling Capital’s experience with managing registered investment companies and SMA accounts that use similarly focused equity strategies to the investment strategy of the proposed Fund. After further discussion, the Trustees concluded that Sterling Capital has the ability to provide a level of service consistent with the Board’s expectations.

Performance. As the Fund is new without any operational history, actual performance of the Fund was not available for the Trustees to consider. However, the Trustees were able to consider the performance of separately managed account portfolios (“SMA’s”) managed by Sterling Capital with strategies similar to that of the Fund. After further discussion, the Trustees concluded that Sterling Capital has the potential to deliver positive returns to shareholders in line with the Trustees’ expectations.

Fees and Expenses. The Trustees reviewed the proposed advisory fee of 0.59% and noted that the fee was lower than the average advisory fee of the funds in the anticipated Morningstar category of 0.65% and lower than the peer group average of 0.73%. They noted the fees to be charged by Sterling Capital are lower than those charged to its SMA accounts with a similar investment strategy. After further discussion, the Trustees concluded that the Sterling Capital advisory fee was not unreasonable.

Profitability. The Trustees reviewed a profitability analysis provided by Sterling Capital and considered whether the level of anticipated profit was reasonable. They noted Sterling Capital anticipated realizing a slight profit in connection with its relationship with the Fund in the initial two years of its operation. The Trustees concluded, after further discussion, that excessive profit was not a concern at this time.

Economies of Scale. The Trustees noted that economies of scale have not yet been reached as the Fund has not yet launched. The Trustees noted that consideration of economies of scale will be revisited if assets grow for the Fund.

Conclusion. Having requested and received such information from Sterling Capital as the Trustees believed to be reasonably necessary to evaluate the terms of the Sterling Capital Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees determined that approval of the Sterling Capital Advisory Agreement is in the best interests of the Fund and its future shareholders.

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies will be available without charge, upon request, by calling 1-844-663-7871 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

ADVISER
Sterling Capital Management LLC
350 Congress Street, #1000
Charlotte, NC 28209

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

SCFETF-SAR20

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 2/4/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 2/4/2021

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 2/4/2021